UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06685

John Hancock Patriot Global Dividend Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02110
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Attorney and Assistant Secretary
601 Congress Street
Boston, Massachusetts 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:      July 31

Date of reporting period:     July 31, 2005

ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Patriot Global
Dividend Fund

7.31.2005

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Keith F. Hartstein, President and Chief Executive Officer of John Hancock Funds, LLC, flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 10

Trustees & officers
page 27

For more information
page 33


To Our Shareholders,

I am pleased to be writing to you as the new President and Chief Executive Officer of John Hancock Funds, LLC, following the departure of James A. Shepherdson to pursue other opportunities. In addition, on July 25, 2005, your fund's Board of Trustees appointed me to the roles of President and Chief Executive Officer of your fund.

As a means of introduction, I have been involved in the mutual fund industry since 1985. I have been with John Hancock Funds for the last
15 years, most recently as executive vice president of retail sales and marketing and a member of the company's executive and investment committees. In my former capacity, I was responsible for all aspects of the distribution and marketing of John Hancock Funds' open-end and closed-end mutual funds. Outside of John Hancock, I have served as Chairman of the Investment Company Institute (ICI) Sales Force Marketing Committee since September 2003.

It is an exciting time to be at John Hancock Funds, and I am grateful for the opportunity to lead and shape its future growth. With the acquisition of John Hancock by Manulife Financial Corporation in April 2004, we are receiving broad support toward the goal of providing our shareholders with excellent investment opportunities and a more complete lineup of choices for the discerning investor.

As you may have read, John Hancock recently entered into an agreement with GMO, a Boston-based institutional money manager, to acquire eight of their mutual funds. In addition, we are in the process of adding five "Lifestyle Portfolio" funds-of-funds that blend multiple fund offerings from internal and external money managers to create a broadly diversified asset allocation portfolio. Look for more information about these exciting additions to the John Hancock family of funds in your fourth quarter shareholder newsletter.

Although there has been a change in executive-level management, rest assured that the one thing that never wavers is John Hancock Funds' commitment to placing the needs of shareholders above all else. We are all dedicated to the task of working with you and your financial advisors to help you reach your long-term financial goals.

Sincerely,

/S/ Keith F. Hartstein

Keith F. Hartstein,

President and Chief Executive Officer

This commentary reflects the CEO's views as of July 31, 2005. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks to
provide high current
income, consistent
with modest growth
in capital, by nor-
mally investing at
least 80% of its
assets in dividend-
paying securities.

Over the last twelve months

* Dividend-paying securities posted strong gains, overcoming scattered bouts of weakness during the year.

* The Fund's comparatively large stake in strong-performing utility common stocks helped it to outpace its Lipper peer group average.

* Preferred-stock holdings mostly posted positive gains, although lower-coupon securities lagged.

[Bar chart with heading "John Hancock Patriot Global Dividend Fund." Under the heading is a note that reads "Fund performance for the year ended July 31, 2005." The chart is scaled in increments of 8% with 0% at the bottom and 24% at the top. The first bar represents the Fund's 21.53% net asset value. The second bar represents the Fund's 13.03% market value. The third bar represents the Fund's 6.30% yield on closing market price. The first note below the chart reads "The total returns for the Fund include all distributions reinvested. The performance data contained within this material represents past performance, which does not guarantee future results." The second note below the chart reads "The yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price."]

Top 10 issuers

 5.0%   Lehman Brothers Holdings, Inc.
 4.2%   Bear Stearns Cos., Inc.
 3.3%   CH Energy Group, Inc.
 3.2%   HSBC USA, Inc.
 3.1%   South Carolina Electric & Gas Co.
 3.1%   Sierra Pacific Power Co.
 3.0%   DTE Energy Co.
 3.0%   Alabama Power Co.
 3.0%   Energy East Corp.
 2.9%   MetLife, Inc.

As a percentage of net assets plus the value of preferred shares on July 31, 2005.

BY GREGORY K. PHELPS AND MARK T. MALONEY FOR THE PORTFOLIO
MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
Patriot Global
Dividend Fund

Dividend-paying securities posted strong gains for the 12-month period ended July 31, 2005, overcoming scattered bouts of weakness during the year. Preferred stocks -- which are the primary emphasis of John Hancock Patriot Global Dividend Fund -- began the period just after the Federal Reserve Board began to raise short-term interest rates, which triggered an early summer Treasury market sell-off that put pressure on preferred-stock prices. Because preferreds make fixed payments in the form of dividends, much like bonds pay in interest, their prices tend to follow those of U.S. Treasury securities. Despite evidence of a strengthening economy and additional rate hikes throughout the remainder of 2004, preferred-stock prices moved higher, responding to investors' confidence that even though the Fed might continue its campaign of raising interest rates, those rate hikes would be small and measured, given the potential for high oil prices and rising interest rates themselves to dampen future economic growth. Preferred stocks were further boosted by strong demand, as investors continued to seek dividend-paying securities.

"Dividend-paying securities
 posted strong gains for the
 12-month period ended
 July 31, 2005..."

Utility common stocks

Among dividend-paying stocks, utility common stocks were the clear victors during the past 12 months, and ended the period as one of the overall stock market's best-performing industry groups. There was robust investor demand for utility common stocks due to their high dividend payouts, which were very attractive in a period when fixed-income investments offered investors low interest rates. Additionally, investors became increasingly bullish on the group in response to utility companies' strides to reduce their debt levels and improve their balance sheets. Utility commons really surged in the final months of the period, due to the announcement of planned mergers of several large well-known players, which fueled speculation that more merger and acquisition activity was on the horizon. The passage of a national energy bill by Congress reinforced that sentiment.

[Photos of Greg Phelps and Mark Maloney flush right next to first paragraph.]

Performance

For the 12 months ended July 31, 2005, John Hancock Patriot Global Dividend Fund returned 21.53% at net asset value and 13.03% at market value. The difference in the Fund's net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund's NAV share price at any time. By comparison, the average income and preferred stock closed-end fund returned 16.94% at net asset value, according to Lipper, Inc. The main factor driving the Fund's outperformance versus its Lipper peer group average was our larger stake in utility common stocks. They, as measured by the Dow Jones Utility Average -- which tracks the performance of 15 electric and natural gas utilities -- returned 46.29% for the year, dramatically outpacing the broader stock market, as measured by the Standard & Poor's 500 Index's return of 14.05%.

"Among dividend-paying stocks,
 utility common stocks were the
 clear victors during the past 12
 months..."

Chart-topping utility common stocks

Given the sector's overall strength, it's not surprising that many of our utility common stock holdings also were our best performers during the year. Among the best was NSTAR, which transmits and delivers electricity to customers in eastern and central Massachusetts. It also was powered by company-specific developments, including the settlement of a contentious strike, the company's effecting a two-for-one stock split and continued financial improvement. Another chart topper was Cinergy Corp., which performed well throughout the year but got an added kick from the news that Duke Energy would acquire the company.

Preferred-stock holdings: leaders and laggards

Among our preferred-stock holdings, Sierra Pacific Power Company was a winner. It was helped by colder weather earlier this year and an increase in rates that became effective late last year. On the flip side were our holdings in Lehman Brothers, which tread water during the period because they carried yields below those offered by newly issued securities, which muted demand for the securities.

[Table at top left-hand side of page entitled "Industry distribution1."
The first listing is Multi-utilities & unregulated power 35%, the second is Electric utilities 19%, the third is Oil & gas exploration & production 10%, the fourth is Investment banking & brokerage 9%, the fifth is Other diversified financial services 4%, the sixth is Regional banks 3%, the seventh is Life & health insurance 3%, the eighth is Consumer finance 3%, the ninth is Diversified banks 3%, the tenth is Trucking 2%, the eleventh is Agricultural products 2%, the twelfth is Gas utilities 2%, the thirteenth is Integrated telecommunication services 2% and the fourteenth is All others 3%.]

Supply glut = opportunity

In the final months of the period, there was a glut of newly issued preferred stocks, as companies rushed to lock in low interest rates. That influx of supply temporarily weighed on preferred-stock prices and afforded us the opportunity to buy some attractively valued, tax-advantaged issues with relatively high coupons. Among our purchases was Entergy Mississippi, an electric utility company with an improving credit profile, and insurance giant MetLife, which carried coupons of 6.25% and 6.50%, respectively.

[Pie chart in middle of page with heading "Portfolio diversification1" The chart is divided into three sections (from top to right): Preferred stocks 66%, Common stocks 33% and Short-term investments 1%.]

A word about dividends

Issuers exercising their call provisions to benefit from falling interest rates last year caused the supply of preferred stocks to shrink, and virtually every week other issuers continued to announce additional calls of preferred stocks. From a technical standpoint, calls largely have been beneficial for the preferred-stock market because they have reduced available supply. By the same token, however, the Fund has been forced to surrender to calls some of its higher-yielding preferred-stock holdings and either reinvest the proceeds in securities that carried lower dividend yields or hold onto cash or equivalents. At the same time, rising short-term rates forced the cost of leverage higher. The resulting downward pressure on the Fund's dividend income, coupled with the rising cost of leverage, caused us to de clare a new monthly dividend on March 29, 2005. The new dividend amount of $0.069 equates to an annualized yield of 6.68%, based on the Fund's closing market price as of March 28, 2005.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is NSTAR followed by an up arrow with the phrase "Investors cheer improving financial results, strike settlement, stock split." The second listing is Cinergy followed by an up arrow with the phrase "Rallies on news that Duke Energy plans to acquire it." The third listing is Lehman Brothers followed by a down arrow with the phrase "Low coupon unattractive amid higher-coupon new issues."]

Outlook

After chalking up substantial gains over the past two years, the utilities sector has shown no signs of retreat. Utilities continue to reap the benefits of their efforts to repair their balance sheets, improve cash flows, whittle down debts and return to their core competencies by shedding non-regulated business. And with utilities looking to consolidate and cut costs, we believe that more merger and acquisition activity is likely, which we expect to provide a good under pinning for utility stocks. The passage of the national energy bill by Congress late in the period is a significant positive for utilities as it provides incentives for investment that will help regulated earnings growth and it repeals anachronistic legislation, potentially opening the door to more consolidation in the industry. Finally, there remains a strong appetite for dividends, with utility stocks being a primary beneficiary of that trend. That said, given their strong recent gains, some moderation in utility stock performance is likely in the cards.

"The passage of the national energy
 bill by Congress late in the period is a significant positive for utilities..."


This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible than a more broadly diversified fund to factors adversely affecting the utilities industry. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund's portfolio on July 31, 2005.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
July 31, 2005

This schedule is divided into three main categories: common stocks, preferred securities and short-term investments. Common stocks and preferred securities are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                         Shares           Value
Common stocks 49.36%                                                                                      $59,632,865
(Cost $52,701,484)

Electric Utilities 3.15%                                                                                    3,809,725
Cinergy Corp.                                                                                  50,000       2,207,500
Great Plains Energy, Inc.                                                                      10,750         348,945
Progress Energy, Inc.                                                                          28,000       1,249,080
Progress Energy, Inc. (Contingent Value Obligation) (B)(I)                                     35,000           4,200

Gas Utilities 1.84%                                                                                         2,221,139
Atmos Energy Corp.                                                                              7,900         230,364
National Fuel Gas Co.                                                                           8,000         243,200
Peoples Energy Corp.                                                                           40,500       1,747,575

Integrated Telecommunication Services 2.76%                                                                 3,334,002
SBC Communications, Inc.                                                                       94,850       2,319,083
Verizon Communications, Inc.                                                                   29,650       1,014,919

Multi-Utilities & Unregulated Power 41.61%                                                                 50,267,999
Alliant Energy Corp.                                                                          118,420       3,446,022
Ameren Corp.                                                                                   30,000       1,668,600
CH Energy Group, Inc.                                                                         120,900       5,942,235
Dominion Resources, Inc.                                                                       47,500       3,508,350
DTE Energy Co.                                                                                116,900       5,494,300
Duke Energy Corp.                                                                              58,000       1,713,320
Energy East Corp.                                                                             194,000       5,406,780
KeySpan Corp.                                                                                 102,000       4,150,380
NiSource, Inc.                                                                                 44,000       1,068,760
NSTAR                                                                                         158,000       4,792,140
OGE Energy Corp.                                                                                5,200         157,976
Public Service Enterprise Group, Inc.                                                          16,000       1,028,800
Sierra Pacific Resources (I)                                                                  234,000       3,037,320

See notes to
financial statements.


6


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Multi-Utilities & Unregulated Power (continued)
TECO Energy, Inc.                                                                             143,700      $2,724,552
WPS Resources Corp.                                                                            60,400       3,488,704
Xcel Energy, Inc.                                                                             136,000       2,639,760


                                                                                 Credit
Issuer, description                                                              rating (A)    Shares           Value
Preferred securities 97.99%                                                                              $118,375,007
(Cost $113,571,277)

Agricultural Products 3.19%                                                                                 3,855,937
Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)                                  BB+           45,000       3,855,937

Broadcasting & Cable TV 2.00%                                                                               2,419,032
Shaw Communications, Inc., 8.50% (Canada)                                        B+            95,200       2,419,032

Consumer Finance 4.26%                                                                                      5,143,720
SLM Corp., 6.97%, Ser A                                                          BBB+          92,000       5,143,720

Diversified Banks 3.82%                                                                                     4,609,340

Bank of America Corp., 6.75%, Depositary Shares, Ser VI                          A             77,100       4,117,140
Royal Bank of Scotland Group Plc, 5.75%,
Ser L (United Kingdom)                                                           A             20,000         492,200

Electric Utilities 25.35%                                                                                  30,623,556
Alabama Power Co., 5.20%                                                         BBB+         220,000       5,478,000
Central Illinois Light Co., 4.64%                                                Baa2           7,460         699,375
Central Maine Power Co., 4.75% (G)                                               Baa2          11,015         941,782
Connecticut Light & Power Co., 3.90%, Ser 1949                                   Baa3          27,255       1,016,952
Duquesne Light Co., 6.50%                                                        BB+          100,000       5,245,000
Entergy Mississippi, Inc., 6.25%                                                 BB+           78,000       1,969,500
Interstate Power & Light Co., 7.10%, Ser C                                       BBB-          25,000         691,407
Interstate Power & Light Co., 8.375%, Ser B                                      BBB-          36,800       1,251,200
Massachusetts Electric Co., 4.76%                                                BBB+           6,166         627,198
Northern Indiana Public Service Co., 7.50%                                       BB+           22,845       2,328,762
PSI Energy, Inc., 6.875%                                                         BBB-          46,000       4,799,180
Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                                 CCC+         220,800       5,575,200

Gas Utilities 1.24%                                                                                         1,498,750
Southern Union Co., 7.55%                                                        BB+           55,000       1,498,750

Integrated Oil & Gas 0.83%                                                                                  1,000,400
Coastal Finance I, 8.375%                                                        CCC           40,000       1,000,400

See notes to
financial statements.


7


FINANCIAL STATEMENTS


                                                                                 Credit
Issuer, description                                                              rating (A)    Shares           Value
Integrated Telecommunication Services 0.00%                                                                    $1,393
Touch America Holdings, Inc., $6.875 (B)(G)(H)                                   D             13,928           1,393

Investment Banking & Brokerage 13.73%                                                                      16,581,635
Bear Stearns Cos., Inc. (The), 5.49%, Depositary Shares, Ser G                   BBB           56,000       2,800,000
Bear Stearns Cos., Inc. (The), 5.72%, Depositary Shares, Ser F                   BBB           92,000       4,705,800
Lehman Brothers Holdings, Inc., 5.67%, Depositary Shares, Ser D                  BBB+         147,950       7,663,810
Lehman Brothers Holdings, Inc., 5.94%, Depositary Shares, Ser C                  BBB+          28,100       1,412,025

Life & Health Insurance 4.39%                                                                               5,304,600
MetLife, Inc., 6.50%, Ser B                                                      BBB          210,000       5,304,600

Multi-Utilities & Unregulated Power 10.02%                                                                 12,110,018
Baltimore Gas & Electric Co., 6.99%, Ser 1995                                    Baa1          10,000       1,045,625
Energy East Capital Trust I, 8.25%                                               BBB-          55,700       1,435,389
Public Service Electric & Gas Co., 4.18%, Ser B                                  BB+           40,000       3,280,000
Public Service Electric & Gas Co., 6.92%                                         BB+            7,000         730,407
South Carolina Electric & Gas Co., 6.52%                                         Baa1          55,000       5,618,597

Oil & Gas Exploration & Production 14.68%                                                                  17,734,913
Anadarko Petroleum Corp., 5.46%, Depositary Shares, Ser B                        BBB-          52,300       5,133,574
Apache Corp., 5.68%, Depositary Shares, Ser B                                    BBB           48,075       4,879,613
Devon Energy Corp., 6.49%, Ser A                                                 BB+           50,000       5,192,190
Nexen, Inc., 7.35% (Canada)                                                      BB+           96,400       2,529,536

Other Diversified Financial Services 6.33%                                                                  7,650,900
Citigroup, Inc., 6.231%, Depositary Shares, Ser H                                A             85,200       4,536,900
JPMorgan Chase & Co., 6.625%, Depositary Shares, Ser H                           A-            60,000       3,114,000

Regional Banks 4.74%                                                                                        5,726,013
HSBC USA, Inc., $2.8575 (G)                                                      A1           108,550       5,726,013

Trucking 3.41%                                                                                              4,114,800
AMERCO, 8.50%, Ser A                                                             CCC+         162,000       4,114,800

See notes to
financial statements.


8


FINANCIAL STATEMENTS

                                                                                Interest      Par value
Issuer, maturity date                                                           rate          (000)             Value
Short-term investments 2.02%                                                                               $2,444,000
(Cost $2,444,000)

Commercial Paper 2.02%                                                                                      2,444,000
ChevronTexaco Funding Corp., 08-01-05                                           3.150%         $2,444       2,444,000

Total investments 149.37%                                                                                $180,451,872

Other assets and liabilities, net 0.35%                                                                      $421,748

Fund preferred shares and accrued dividends (49.72%)                                                     ($60,062,950)

Total net assets 100.00%                                                                                 $120,810,670



(A) Credit ratings are unaudited and are rated by Moody's Investors Service where Standard & Poor's ratings are not available, unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees.

(G) Security rated internally by John Hancock Advisers, LLC.

(H) Non-income-producing issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(I) Non-income-producing security.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,855,937 or 3.19% of the Fund's net assets as of July 31, 2005.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

July 31, 2005

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value for each
common share.

Assets
Investments at value (cost $168,716,761)                         $180,451,872
Cash                                                                       25
Dividends receivable                                                  642,467
Other assets                                                           24,036

Total assets                                                      181,118,400

Liabilities
Payable to affiliates
Management fees                                                       122,603
Other                                                                  22,988
Other payables and accrued expenses                                    99,189

Total liabilities                                                     244,780
Dutch Auction Rate Transferable Securities preferred
shares (DARTS) including accrued dividends,
unlimited number of shares of beneficial interest
authorized with no par value, 600 shares issued,
liquidation preference of $100,000 per share                       60,062,950

Net assets
Common shares capital paid-in                                     113,203,974
Accumulated net realized loss on investments                       (5,336,635)
Net unrealized appreciation of investments                         11,735,111
Accumulated net investment income                                   1,208,220

Net assets applicable to common shares                           $120,810,670

Net asset value per common share
Based on 8,344,700 shares of beneficial interest
outstanding -- unlimited number of shares
authorized with no par value                                           $14.48

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
July 31, 2005

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends                                                         $10,318,751
Interest                                                              130,423

Total investment income                                            10,449,174

Expenses
Investment management fees                                          1,403,201
Administration fees                                                   263,100
DARTS auction fees                                                    159,583
Federal excise tax                                                     73,009
Printing                                                               49,083
Professional fees                                                      47,798
Miscellaneous                                                          41,112
Custodian fees                                                         37,591
Transfer agent fees                                                    37,146
Registration and filing fees                                           23,825
Trustees' fees                                                         11,392
Interest                                                                  125

Total expenses                                                      2,146,965

Net investment income                                               8,302,209

Realized and unrealized gain (loss)

Net realized loss on investments                                   (4,534,944)
Change in net unrealized appreciation (depreciation)
of investments                                                     19,618,715

Net realized and unrealized gain                                   15,083,771

Distributions to DARTS                                             (1,379,117)

Increase in net assets from operations                            $22,006,863

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses
and distributions,
if any, paid to
shareholders.
                                                         Year          Year
                                                        ended         ended
                                                      7-31-04       7-31-05
Increase (decrease) in net assets
From operations

Net investment income                              $7,816,293    $8,302,209
Net realized gain (loss)                              159,828    (4,534,944)
Change in net unrealized
appreciation (depreciation)                         4,175,481    19,618,715
Distributions to DARTS                               (673,278)   (1,379,117)

Increase in net assets resulting
from operations                                    11,478,324    22,006,863

Distributions to common shareholders
From net investment income                         (8,111,049)   (7,710,503)

Net assets
Beginning of period                               103,147,035   106,514,310

End of period 1                                  $106,514,310  $120,810,670

1 Includes accumulated net investment income of $1,922,519 and $1,208,220, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

COMMON SHARES


The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                           7-31-01     7-31-02     7-31-03     7-31-04     7-31-05
Per share operating performance
Net asset value,
beginning of period                                     $12.66      $13.82      $11.62      $12.36      $12.76
Net investment income 1                                   1.18        1.12        0.98        0.94        0.99
Net realized and unrealized
gain (loss) on investments                                1.27       (2.20)       0.84        0.51        1.82
Distributions to DARTS                                   (0.32)      (0.15)      (0.11)      (0.08)      (0.17)
Total from investment operations                          2.13       (1.23)       1.71        1.37        2.64
Less distributions to
common shareholders
From net investment income                               (0.97)      (0.97)      (0.97)      (0.97)      (0.92)
Net asset value, end of period                          $13.82      $11.62      $12.36      $12.76      $14.48
Per share market value,
end of period                                           $12.66      $11.13      $12.40      $12.45      $13.14
Total return at market value 2 (%)                       22.53       (5.06)      20.79        8.31       13.03

Ratios and supplemental data
Net assets applicable to common
shares, end of period (in millions)                       $115         $97        $103        $107        $121
Ratio of expenses to average
net assets 3 (%)                                          1.87        1.94        2.03        1.90        1.86
Ratio of net investment income
to average net assets 4 (%)                               8.57        8.44        8.35        7.23        7.19
Portfolio turnover (%)                                      26          17           5           7          19

Senior securities
Total value of DARTS outstanding
(in millions)                                              $60         $60         $60         $60         $60
Involuntary liquidation preference
per unit (in thousands)                                   $100        $100        $100        $100        $100
Average market value
per unit (in thousands)                                   $100        $100        $100        $100        $100
Asset coverage per unit 5                             $290,681    $254,633    $271,743    $275,341    $300,181

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

Notes to Financial Highlights

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment.

3 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of expenses would have been 1.23%, 1.26%, 1.26%, 1.22% and 1.22%, respectively.

4 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of net investment income would have been 5.63%, 5.48%, 5.18%, 4.65% and 4.73%, respectively.

5 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Patriot Global Dividend Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $617,550 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: July 31, 2011 -- $573,041 and July 31, 2012 -- $44,509. Net capital losses of $4,683,953 that are attributable to security transactions incurred after October 31, 2004, are treated as arising on August 1, 2005, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a security on non-accrual status and reduce related investment income by ceasing current accruals or writing off interest, or dividends receivable, when the collection of income has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended July 31, 2004, the tax character of distributions paid was as follows: ordinary income $8,784,327. During the year ended July 31, 2005, the tax character of distributions paid was as follows: ordinary income $9,089,620.

As of July 31, 2005, the components of distributable earnings on a tax basis included $1,208,687 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and transactions
with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average weekly net asset value plus the value attributable to the preferred shares (collectively "managed assets").

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with the shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund's average weekly managed assets. The compensation for the year amounted to $263,100. The Fund also paid the Adviser the amount of $68 for certain publishing services, included in the printing fees and the amount of $2,641 for certain compliance costs, included in the miscellaneous expenses.

The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange ("NYSE") and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE's listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief accounting officer required by Section 302 of the Sarbanes-Oxley Act.

Note C
Fund share
transactions
Common shares

The Fund had no common shares transactions during the last two fiscal periods.

Dutch Auction Rate
Transferable Securities
preferred shares

The Fund issued 600 shares of Dutch Auction Rate Transferable Securities preferred shares ("DARTS") on October 16, 1992, in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares.

Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates on DARTS ranged from 1.42% to 3.25% during the year ended July 31, 2005. Accrued dividends on DARTS are included in the value of DARTS on the Fund's Statement of Assets and Liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS, as defined in the Funds' by-laws. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shareholders have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shareholders.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended July 31, 2005, aggregated $32,457,117 and $31,929,404, respectively.

The cost of investments owned on July 31, 2005, including short-term investments, for federal income tax purposes, was $168,751,896. Gross unrealized appreciation and depreciation of investments aggregated $15,887,795 and $4,187,819, respectively, resulting in net unrealized appreciation of $11,699,976. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification
of accounts

During the year ended July 31, 2005, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $273, an increase in accumulated net investment income of $73,112 and a decrease in capital paid-in of $73,385. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of July 31, 2005. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation and federal excise tax. The calculation of net investment income per share in the Fund's Financial Highlights excludes these adjustments.

Change in
Independent Auditor (unaudited)

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Deloitte & Touche LLP as the Fund's Independent Registered Public Accounting Firm and voted to appoint PricewaterhouseCoopers LLP for the fiscal year ended July 31, 2006. During the two most recent fiscal years, Deloitte & Touche LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the disagreement in their reports.

AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Patriot Global Dividend Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Global Dividend Fund (the "Fund"), as of July 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended July 31, 2004 and 2005 and the financial highlights for each of the years in the five-year period ended July 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at July 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2005, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 12, 2005

TAX INFORMATION
Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended July 31, 2005.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended July 31, 2005, 100% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2005.

Shareholders will be mailed a 2005 U.S. Treasury Department Form 1099-DIV in January 2006. This will reflect the total of all distributions that are taxable for calendar year 2005.

Investment
objective
and policy

The Fund's investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S. dollar-denominated securities.

The Fund's non-fundamental investment policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment-grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment, or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment-grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. This policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets, including the liquidation preference amount of the DARTS, plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

By-laws

In November 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

On December 16, 2003, the Trustees approved the following change to the Fund's by-laws. The auction preferred shares section of the Fund's by-laws was changed to update the rating agency requirements in keeping with recent changes to the agencies' basic maintenance reporting requirements for leveraged closed-end funds. By-laws now require an independent accountant's confirmation only once per year, at the Fund's fiscal year end, and changes to the agencies' basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund's by-laws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund's by-laws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and
distributions

During the year ended July 31, 2005, dividends from net investment income totaling $0.924 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

                            INCOME
PAYMENT DATE              DIVIDEND
----------------------------------
August 31, 2004             $0.081
September 30, 2004           0.081
October 29, 2004             0.081
November 30, 2004            0.081
December 31, 2004            0.081
January 31, 2005             0.081
February 28, 2005            0.081
March 31, 2005               0.081
April 29, 2005               0.069
May 31, 2005                 0.069
June 30, 2005                0.069
July 29, 2005                0.069

Dividend
reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the "Plan Agent"), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as an agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to dividend record dates; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form, in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased, as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on the 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid, subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder
communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 7, 2005, the Annual Meeting of the Fund was held to elect five Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 8,040,154 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes for each Trustee tabulated as follows:

                                                WITHHELD
                               FOR             AUTHORITY
--------------------------------------------------------------------------
James F. Carlin                8,006,277          33,452
Richard P. Chapman, Jr.        7,992,455          47,274
William H. Cunningham          7,994,079          45,650
James A. Shepherdson*          7,999,551          40,178

* Mr. James A. Shepherdson resigned effective July 15, 2005.

The preferred shareholders elected Patti McGill Peterson as Trustee of the Fund until her successor is duly elected and qualified, with the votes tabulated as follows: 425 FOR, 0 AGAINST and 0 ABSTAINING.

The common and preferred shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending July 31, 2005, with the votes tabulated as follows: 7,979,825 FOR, 23,430 AGAINST and 36,899 ABSTAINING.

Board Consideration
of and Continuation
of Investment
Advisory Agreement:
John Hancock Patriot
Global Dividend Fund

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires the Board of Trustees (the "Board") of John Hancock Patriot Global Dividend Fund (the "Fund"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Trustees"), annually to review and consider the continuation of the investment advisory agreement (the "Advisory Agreement") with John Hancock Advisers, LLC (the "Adviser") for the Fund.

At meetings held on May 19-20 and June 6-7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the continuation of the Advisory Agreement. During such meetings, the Board's Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the "Universe") selected by Lipper Inc. ("Lipper"), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the "Peer Group"), (iii) the advisory fees of comparable portfolios of other clients of the Adviser, (iv) the Adviser's financial results and condition, including its and certain of its affiliates' profitability from services performed for the Fund, (v) breakpoints in the Fund's and the Peer Group's fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser's record of compliance with applicable laws and regulations, with the Fund's investment policies and restrictions, and with the Fund's Code of Ethics and the structure and responsibilities of the Adviser's compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

Nature, Extent and Quality
of Services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser were sufficient to support renewal of the Advisory
Agreement.

Fund Performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund's benchmark indices. Lipper determined the Universe for the Fund. The Board reviewed with a representative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that the performance of the Fund was higher than or not appreciably below the median and average performance of its Universe and one of its benchmark indices, the Lipper Closed-End Income and Preferred Funds Index, for the time periods under review. The Board noted that, except for the one-year period ended December 31, 2004, the Fund's performance was either above or not appreciably below the performance of the Fund's other benchmark index, Dow Jones Utility Average Index, for the time periods under review. The Adviser provided information to the Board regarding factors contributing to the Fund's performance results, as well as the Adviser's outlook and investment strategy for the near future. The Board indicated its intent to continue to monitor the Fund's performance trends.

Investment Advisory Fee
Rates and Expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the "Advisory Agreement Rate"). The Board received and considered information comparing the Advisory Agreement Rate and the actual management fee expense ratio with fees for the Peer Group. The Board noted that the Advisory Agreement Rate was at the high end of the range of other funds in the Peer Group, but noted that the Peer Group included very few funds. The Board also noted that the actual management fee expense ratio was higher than the median rate of the Peer Group. The Adviser explained that, in its view, the actual management fee expense ratio reported by Lipper is overstated because the Lipper analysis excludes amounts attributable to redeemable preferred shares from the denominator or asset base when converting dollars actually paid into a ratio. The Board received a more detailed analysis provided by the Adviser, which showed that the actual management fee expense ratio is in line with the industry average of other similar funds when adjusted for leverage by including amounts attributable to redeemable preferred shares in the asset base.

The Board received and considered information regarding the Fund's total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, transfer agent fees and custodian fees, including and excluding investment-related expenses. The Board also considered comparisons of these expenses to the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was higher than the Peer Group's and Universe's median total operating expense ratio. The Board considered the additional analysis provided by the Adviser, and noted that the actual total operating expense ratio is in line with the industry average of other similar funds when adjusted for leverage by including amounts attributable to redeemable preferred shares in the asset base.

The Adviser also discussed the Lipper data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund's overall expense results and performance supported the re-approval of the Advisory Agreement.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of Scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund's ability to appropriately benefit from economies of scale under the Fund's fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board's understanding that most of the Adviser's costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreement did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares, and concluded that the fees were fair and equitable based on relevant factors, including the Fund's total expenses ranking relative to its Peer Group.

Information About
Services to Other Clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other Benefits to
the Adviser

The Board received information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser's relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser's and the Fund's policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other Factors and
Broader Review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreement.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             1992                51
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 1992                51
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr., 2 Born: 1935                                                       2005                51
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William H. Cunningham, Born: 1944                                                           1995                51
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet


27


Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944 (continued)                                               1995                51
service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  1998                51
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College; Director, Boston Municipal Research Bureau; Member
of the Advisory Board, Carroll Graduate School of Management at
Boston College.

John A. Moore, 2 Born: 1939                                                                 2002                51
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                         2002                51
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944                                                            1992                51
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).


28


Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
Keith F. Hartstein, Born: 1956                                                                                  2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, John Hancock Advisers, LLC (the
"Adviser") and The Berkeley Financial Group, LLC ("The Berkeley Group")
(holding company); Director, President and Chief Executive Officer, John
Hancock Funds, LLC. ("John Hancock Funds"); Director, President and Chief
Executive Officer, Sovereign Asset Management Corporation ("SAMCorp.");
Director, John Hancock Signature Services, Inc.; President, John Hancock Trust;
Chairman and President, NM Capital Management, Inc. (NM Capital) (since
2005); Chairman, Investment Company Institute Sales Force Marketing
Committee (since 2003); Executive Vice President, John Hancock Funds, LLC
(until 2005).

William H. King, Born: 1952                                                                                     1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds; Assistant Treasurer of each of the John
Hancock funds (until 2001).

Francis V. Knox, Jr., Born: 1947                                                                                2005
Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer for John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company and John Hancock Funds (since 2005); Fidelity Investments --
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004);
Fidelity Investments -- Vice President and Ethics & Compliance Officer (until 2001).


The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Investment adviser

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent and
dividend disburser

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660

Transfer agent for DARTS

Deutsche Bank Trust
Company Americas
280 Park Avenue
New York, NY 10017

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Stock symbol

Listed New York
Stock Exchange:
PGD

For shareholder assistance
refer to page 23


How to contact us

Internet    www.jhfunds.com

Mail        Regular mail:
            Mellon Investor Services
            85 Challenger Road
            Overpeck Centre
            Ridgefield Park, NJ 07660

Phone       Customer service representatives        1-800-852-0218
            Portfolio commentary                    1-800-344-7054
            24-hour automated information           1-800-843-0090
            TDD line                                1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)

www.jhfunds.com


PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS


P400A  7/05
       9/05

ITEM 2.  CODE OF ETHICS.

As of the end of the period, July 31, 2005, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

The code of ethics was amended effective February 1, 2005 to address new Rule 204A-1 under the Investment Advisers Act of 1940 and to make other related changes.

The most significant amendments were:

(a) Broadening of the General Principles of the code to cover compliance with all federal securities laws.

(b) Eliminating the interim requirements (since the first quarter of 2004) for access persons to preclear their personal trades of John Hancock mutual funds. This was replaced by post-trade reporting and a 30 day hold requirement for all employees.

(c) A new requirement for "heightened preclearance" with investment supervisors by any access person trading in a personal position worth $100,000 or more.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $31,250 for the fiscal year ended July 31, 2004 and $33,000 for the fiscal year ended July 31, 2005. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended July 31, 2004 and fiscal year ended July 31, 2005 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $2,250 for the fiscal year ended July 31, 2004 and $2,400 for the fiscal year ended July 31, 2005. The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $4,000 for the fiscal year ended July 31, 2004 and $4,000 for the fiscal year ended July 31, 2005. There were no other fees during the fiscal year ended July 31, 2004 and July 31, 2005 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant's report on the registrant's Eligible Asset Coverage. These fees were approved by the registrant's audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2005 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended July 31, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $24,550 for the fiscal year ended July 31, 2004, and $71,400 for the fiscal year ended July 31, 2005.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Charles L. Ladner - Chairman
Richard P. Chapman, Jr.
Dr. John A. Moore
Patti McGill Peterson

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit "Proxy Voting Policies and Procedures".

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Administration Committee Charter".

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter".

(c)(3) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Global Dividend Fund

By: /s/ Keith F. Hartstein
    -------------------------------------
    Keith F. Hartstein
    President and Chief Executive Officer

Date: September 30, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Keith F. Hartstein
    -------------------------------------
    Keith F. Hartstein
    President and Chief Executive Officer

Date: September 30, 2005


By: /s/ John G. Vrysen
    -------------------------------------
    John G. Vrysen
    Executive Vice President and Chief Financial Officer

Date: September 30, 2005